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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ----------

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                                MAY 20, 2005
              Date of report (Date of earliest event reported)


                           GRAMERCY CAPITAL CORP.
             (Exact Name of Registrant as Specified in Charter)



          MARYLAND                 001-32248                    06-1722127
(State or Other Jurisdiction     (Commission                  (IRS Employer
      of Incorporation)          File Number)             Identification Number)


         420 LEXINGTON AVENUE
          NEW YORK, NEW YORK                                     10170
(Address of Principal Executive Offices)                      (Zip Code)


                               (212) 297-1000
               (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On May 23, 2005, Gramercy Capital Corp. issued a press release announcing that it sold in a private placement $50 million of trust preferred securities through a wholly-owned subsidiary, Gramercy Capital Trust I.

A copy of the press release announcing the sale of the trust preferred securities is attached hereto as Exhibit 99 and incorporated by reference herein.

ITEM 9.01  EXHIBITS

(c)  EXHIBITS

Press Release dated May 23, 2005.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2005


                                      By: /s/ Robert R. Foley
                                          ------------------------------
                                          Name: Robert R. Foley
                                          Title: Chief Financial Officer